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Exhibit 10.17

AMENDMENT OF LOAN AGREEMENT

          THIS AMENDMENT OF LOAN AGREEMENT (this “Amendment”) is made as of this 27th day of January, 2005, by and among CSS INDUSTRIES, INC. (the “Company”), CSS Management LLC (the “Subsidiary Borrower” and, together with the Company, individually, each a “Borrower” and collectively, the “Borrowers”), the lenders from time to time parties to the Loan Agreement defined below (the “Lenders”), and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Agent”) for the Lenders.

Background:

          A.     The Agent, the Lenders and the Borrowers entered into an Amended and Restated Loan Agreement dated as of April 23, 2004 (as heretofore modified and amended, the “Loan Agreement”), pursuant to which the Lenders agreed to make Advances from time to time to the Borrowers.

          B.     In connection with the Company’s ongoing share repurchase program and any future share repurchase programs, the Borrowers have requested and the Agent and the Lenders have agreed to amend certain of the financial and other covenants in the Loan Agreement, all on the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the legality and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.     DEFINITIONS.     Capitalized terms used herein, including in the foregoing recitals, and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

2.     AMENDMENTS TO LOAN AGREEMENT.     The Loan Agreement is hereby amended effective as of January 27, 2005 (the “Amendment Effective Date”) as follows:

(a)     The definition of “Consolidated Net Worth” in Section 1.1 is amended and restated to read in full as follows:

“  “Consolidated Net Worth”: As of the date of determination, all items which in conformity with GAAP would be included under shareholders’ equity on a consolidated balance sheet of the Company and its Subsidiaries at such date.”

(b)     The following new definition of “Credited Repurchase Amount” is added to Section 1.1 in the appropriate alphabetical order:

“  “Credited Repurchase Amount”: As of any date of determination during the period from (a) the Effective Date through January 27, 2006 (the “Initial Period”), an amount (the “Initial Credited Repurchase Amount”) equal to the lesser of (i) $68,500,000, and (ii) the aggregate purchase price paid by the Company during the Initial Period as of

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such date to repurchase the Capital Stock of the Company pursuant to any of its then-existing share repurchase programs, and (b) January 28, 2006 and thereafter (i) to the extent that the Initial Credited Repurchase Amount as of the end of the Initial Period exceeds $25,000,000, an amount equal to such Initial Credited Repurchase Amount, or (ii) to the extent that the Initial Credited Repurchase Amount as of the end of the Initial Period is less than or equal to $25,000,000, an amount equal to the lesser of (A) $25,000,000, and (B) the aggregate purchase price paid by the Company during the period from the Effective Date through such date of determination to repurchase the Capital Stock of the Company pursuant to any of its then-existing share repurchase programs.”

(c)     Clauses (ii) and (iii) of Section 6.2 are amended by adding the words “plus the Credited Repurchase Amount” immediately following the words “Consolidated Net Worth” where they appear in such clauses.

(d)     Section 7.2 is amended and restated to read in full as follows:

“7.2 Minimum Consolidated Net Worth. (a) The Company shall have and maintain a total of Consolidated Net Worth plus the Credited Repurchase Amount of not less than $220,972,000 as of December 31, 2003. For the subsequent fiscal quarter ending March 31, 2004, the Company shall have and maintain a total of Consolidated Net Worth plus the Credited Repurchase Amount of not less than $220,972,000 plus an amount equal to fifty (50%) percent of the Company’s Consolidated Net Income for the fiscal quarter ending March 31, 2004 (with no adjustment for losses). For each subsequent fiscal quarter thereafter, the Company shall maintain a total of Consolidated Net Worth plus the Credited Repurchase Amount in an amount not less than the sum of the preceding fiscal year-end’s minimum requirement plus an amount equal to fifty (50%) percent of the Company’s current year-to-date Consolidated Net Income through the end of such fiscal quarter (with no adjustment for losses).

(b)     The Company will not, as of the end of any fiscal quarter, permit Consolidated Net Worth to be less than the sum of (a) $150,000,000, plus (b) an aggregate amount equal to 50% of its year-to-date Consolidated Net Income (but, in each case, only if a positive number) for all completed fiscal quarters of the Company during the three fiscal quarter period beginning with the fiscal quarter ended September 30, 2002 and ending with the fiscal quarter ended March 31, 2003, plus (c) an aggregate amount equal to 50% of its Consolidated Net Income (but, in each case, only if a positive number) for each completed fiscal year of the Company beginning

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with the fiscal year ended March 31, 2004, plus (d) an aggregate amount equal to 50% of its year-to-date Consolidated Net Income (but, in each case, only if a positive number) for all completed fiscal quarters of the Company during any uncompleted fiscal year of the Company beginning with the fiscal quarter ended June 30, 2003.”

3.     AMENDMENT TO THE LOAN DOCUMENTS.     All references to the Loan Agreement in the Loan Documents shall be deemed to refer to the Loan Agreement as amended hereby.

4.     RATIFICATION OF THE LOAN DOCUMENTS.     Notwithstanding anything to the contrary herein contained or any claims of the parties to the contrary, the Agent, the Lenders and the Borrowers agree that the Loan Documents are in full force and effect and each such document shall remain in full force and effect, as amended by this Amendment and each Borrower hereby ratifies and confirms its obligations thereunder.

5.      REPRESENTATIONS AND WARRANTIES.

(a)      Each Borrower hereby certifies that after giving effect to this Amendment, (i) the representations and warranties of such Borrower in the Loan Agreement are true and correct in all material respects as if made on the date hereof and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Loan Agreement or the other Loan Documents exists on the date hereof.

(b)      Each Borrower further represents that such Borrower has all the requisite power and authority to enter into and to perform its obligations under this Amendment, and that the execution, delivery and performance of this Amendment have been duly authorized by all requisite action and will not violate or constitute a default under any provision of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect or of the Certificate of Incorporation or Formation, by-laws or operating agreement or other organizational documents of such Borrower, or of any indenture, note, loan or loan agreement, license or any other agreement, lease or instrument to which such Borrower is a party or by which such Borrower or any of its properties are bound.

(c)      Each Borrower also further represents that its obligations to repay the Advances, together with all interest accrued thereon, are absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Advances.

(d)      Each Borrower also further represents that there have been no changes to the Certificate of Incorporation or Formation, by-laws or operating agreement or other organizational documents of such Borrower since the most recent date true and correct copies thereof were delivered to the Agent.

6.      CONDITIONS PRECEDENT.     The amendments set forth herein shall be effective as of the Amendment Effective Date upon the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:

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(a)      Each Borrower shall have delivered to the Agent the following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed:

(i)      counterparts of this Amendment executed by each Borrower, the Lenders and the Guarantors;

(ii)      copies, certified by the Secretary or an Assistant Secretary of each Borrower of resolutions of the board of directors or members of such Borrower in effect on the date hereof authorizing the execution, delivery and performance of this Amendment and the other documents and transactions contemplated hereby; and

(iii)      such additional documents, certificates and information as the Agent may reasonably request.

(b)      After giving effect to this Amendment, the representations and warranties set forth in the Loan Agreement shall be true and correct on and as of the date hereof.

(c)      After giving effect to this Amendment, no Event of Default, and no event which, with the passage of time or the giving of notice, or both, would become such an Event of Default shall have occurred and be continuing as of the date hereof.

(d)      The Borrowers shall have paid to the Agent for the benefit of each Lender which has executed this Amendment by the close of business on January 27, 2005 an amendment fee of .05% on its Pro Rata Percentage of the Available Commitment.

7.     MISCELLANEOUS

(a)      To induce the Agent and the Lenders to enter into this Amendment, each Borrower waives and releases and forever discharges the Agent and the Lenders and their respective officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind of which it has knowledge as of the date hereof against any of them arising out of or relating to the Loan Documents. Each Borrower further agrees to indemnify and hold the Agent, the Lenders and their respective officers, directors, attorneys, agents and employees (collectively, the “Indemnitees”) harmless from any loss, damage, judgment, liability or expense (including reasonable attorneys’ fees), other than any such loss, damage, judgment, liability or expense caused by the Indemnitee’s own willful misconduct or gross negligence, suffered by or rendered against any of them on account of any claims arising out of or relating to the Loan Documents. Each Borrower further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

(b)      All terms, conditions, provisions and covenants in the Loan Documents and all other documents delivered to the Agent in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document or any other document executed in connection therewith, the terms and provisions hereof shall control.

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(c)      This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

(d)      In the event any provisions of this Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

(e)      This Amendment shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania.

(f)      This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(g)      The headings used in this Agreement are for convenience of reference only, do not form a part of this Amendment and shall not affect in any way the meaning or interpretation of this Amendment.

EACH BORROWER EXPRESSLY RATIFIES AND CONFIRMS THE WAIVER OF JURY TRIAL PROVISIONS CONTAINED IN THE LOAN DOCUMENTS.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

CSS INDUSTRIES, INC.

By:

Name:

Title:

CSS MANAGEMENT LLC

By:

Name:

Title:

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PNC BANK, NATIONAL ASSOCIATION,
as a Lender, as Swing Line Lender,
as Fronting Lender and as
Administrative Agent

By:

Name:

Title:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:

Name:

Title:

FLEET NATIONAL BANK, as a Lender

By:

Name:

Title:

CITIZENS BANK OF PENNSYLVANIA,
as a Lender

By:

Name:

Title:

UNION PLANTERS BANK, as a Lender

By:

Name:

Title:

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ACKNOWLEDGMENT AND AGREEMENT

Each of the undersigned hereby acknowledges the provisions of the foregoing Amendment of Loan Agreement (the “Amendment”) and confirms and agrees that its obligations under its Guaranty Agreement in favor of the Lenders referred to in the Amendment shall be unimpaired by the Amendment and are hereby ratified and confirmed in all respects in respect of the Obligations of CSS Industries, Inc. and CSS Management LLC under the Loan Agreement, as amended.

PAPER MAGIC GROUP, INC.
(a Pennsylvania corporation)

By:

Name:

Title:

BERWICK DELAWARE, INC.

By:

Name:

Title:

BERWICK OFFRAY LLC

By:

Name:

Title:

CLEO INC.

By:

Name:

Title:

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CLEO DELAWARE, INC.

By:

Name:

Title:

PHILADELPHIA INDUSTRIES, INC.

By:

Name:

Title:

LLM HOLDINGS, INC.

By:

Name:

Title:

THE PAPER MAGIC GROUP, INC.
(a Delaware corporation)

By:

Name:

Title:

DON POST STUDIOS, INC.

By:

Name:

Title:

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LION RIBBON COMPANY, INC.

By:

Name:

Title:

CRYSTAL CREATIVE PRODUCTS, INC.

By:

Name:

Title: